United States
                       Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) April 10, 2005
                                                        --------------

                            Lakeland Industries, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   0-15535                      13-3115216
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(State or other jurisdiction       (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)

                 701-7 Koehler Avenue, Ronkonkoma, NY 11779-7410
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (631) 981-9700
                                                           --------------

                 711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02 Regulation FD Disclosure.

         Attached as an exhibit to this report is Notice of a Teleconference Call to discuss Lakeland Industries, Inc.'s fiscal year ended January 31, 2006 Earnings Release, Related Topics, and a Question and Answer Session scheduled for 9:00 AM, April 17, 2006.

         The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LAKELAND INDUSTRIES, INC.


Date:  April 10, 2006


                                            /s/ Christopher J. Ryan
                                            -----------------------
                                            Christopher J. Ryan
                                            President & CEO

                                  EXHIBIT INDEX

Exhibit
Number                                    Description
-------      -------------------------------------------------------------------
99.1         Lakeland Industries to Report Operating Results for Year End FY 06
             Conference Call on Monday, April 17, 2006.